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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington D.C. 20549

                                    Form 8-K


                     Pursuant to Section 12 or 15(d) of the
                      Securities and Exchange Act of 1934

           Date of Report (Date of earliest event reported): 09/25/98


                      ASSET BACKED SECURITIES CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT
            DATED AS OF JULY 1, 1998, PROVIDING FOR THE ISSUANCE OF
                      CREDIT SUISSE FIRST BOSTON MORTGAGE
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-1

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             (Exact name of registrant as specified in its charter)

          Delaware             333-00365-02            41-1915727
          --------             ------------      -----------------------
(State or Other Jurisdiction   (Commission         (I.R.S. Employer
      of Incorporation         File Number)      Identification Number)


                               11 Madison Avenue
                               Park Avenue Plaza
                            New York, New York 10010
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                      (Address of Principal    (Zip Code)

                        Executive Offices)

       Registrant's telephone number, including area code: (212) 325-2000

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a) Not applicable
(b) Not applicable
(c) Exhibits:
20.1 Credit Suisse First Boston Mortgag Pass-Through Certificates
     Series 1998-1 Distribution Statement dated 09/25/98.



Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: 09/22/98

ASSET BACKED SECURITIES CORPORATION by U.S. Bank National Association, as Trustee for Credit Suisse First Boston Mortgage Pass-through

Certificates, Series 1998-1.

By:    /s/ Tina Hatfield
   --------------------------------------
Name:    Tina Hatfield
Title:   Vice President

Company: U.S. Bank National Association